                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     January 18, 2000
                                                 --------------------------


                        SELECT MEDIA COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          New York                       000-24706               13-3415331
-------------------------------    ---------------------    -------------------
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
 incorporation or organization)                             Identification No.)


         44 E. 32nd Street, New York City, NY                      10016
        ----------------------------------------                 ----------
        (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (212) 584-1900
                                                          -----------------



                      666 Third Avenue, New York, NY 10015
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 18, 2000, Select Media Communications, Inc. acquired all of the outstanding shares of capital stock of Sigma Sound Services, Inc. ("Sigma") for $1,000,000 in cash from Joseph Tarsia. Mr. Tarsia will continue to act as president of Sigma and the assets acquired will continue to be used in that business. This transaction was accounted for as a purchase. The assets purchased in this transaction include:

         Recording equipment
         Furniture and fixtures
         Computer and office equipment
         Leasehold improvements

         The Registrant obtained financing for this transaction from Lloyds Bahamas Securities, LTD in the form of convertible notes, which were subsequently converted into shares of the Registrant's common stock at $0.50 per share.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable

ITEM 5.  OTHER EVENTS

         Not Applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENT AND EXHIBITS

         (A)  Audited Financial Statements of Sigma Sound Services, Inc.

         (B)  Pro Forma Financial statements for Select Media
              Communications, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SELECT MEDIA COMMUNICATIONS, INC.


                                     By: /s/ MITCH GUTKOWSKI
                                        --------------------------------
                                             Mitch Gutkowski, President



Date: November 22, 2000

                                                                        CONTENTS
--------------------------------------------------------------------------------

SIGMA SOUND SERVICES, INC.                                              Page
                                                                        ----
INDEPENDENT AUDITORS REPORT                                                 F-1


FINANCIAL STATEMENTS

 Balance Sheet                                                              F-2
 Statement of Operations and Retained Earnings                              F-3
 Statement of Cash Flows                                                    F-4


NOTES TO FINANCIAL STATEMENTS                                          F-5 - F-7


SELECT MEDIA COMMUNICATIONS, INC.
 PROFORMA CONDENSED COMBINED FINANCIAL
 STATEMENTS (UNAUDITED)                                                      F-8

 Balance Sheet as of December 31, 1999                                       F-9
 Statement of Operations for the Year Ended December 31, 1999               F-10


NOTES TO PROFORMA CONDENSED CONSOLIDATED
 FINANCIAL STATEMENTS                                                       F-11

                           INDEPENDENT AUDITORS REPORT





To the Stockholders of
Sigma Sound Services, Inc.

We have audited the accompanying balance sheet of Sigma Sound Services, Inc. as of December 31, 1999 and the related statements of operations, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sigma Sound Services, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                             s/ Marcum & Kliegman LLP



March 27, 2000

                                                      SIGMA SOUND SERVICES, INC.

                                                                   BALANCE SHEET

                                                               December 31, 1999
--------------------------------------------------------------------------------

                                     ASSETS


CURRENT ASSETS
  Cash                                                              $   1,400
  Accounts receivable                                                  34,517
                                                                    ---------

     Total Current Assets                                                          $  35,917

 PROPERTY AND EQUIPMENT, Net                                                         104,600
                                                                                   ---------

     TOTAL ASSETS                                                                  $ 140,517
                                                                                   =========


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY


CURRENT LIABILITIES
  Accounts payable                                                  $  58,685
  Accrued expenses                                                     46,336
                                                                    ---------

     Total Current Liabilities                                                     $ 105,021

CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
  Common stock, no par value, 5,000 shares
   authorized, 20 issued and outstanding                                1,000
  Additional paid-in capital                                          865,002
  Accumulated deficit                                                (830,506)
                                                                    ---------

     TOTAL STOCKHOLDERS' DEFICIENCY                                                   35,496
                                                                                   ---------

         TOTAL LIABILITIES AND STOCKHOLDERS'
          EQUITY                                                                   $ 140,517
                                                                                   =========


   The accompanying notes are an integral part of these financial statements.

                                                      SIGMA SOUND SERVICES, INC.

                                     STATEMENT OF OPERATIONS ACCUMULATED DEFICIT

                                            For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

SALES                                                  $ 502,791

COST OF SALES                                            210,198

     GROSS PROFIT                                                     $ 292,593

SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES                                                               479,070
                                                                      ---------

     OPERATING LOSS                                                    (186,477)

OTHER INCOME                                                             41,850
                                                                      ---------

     NET LOSS                                                          (144,627)

ACCUMULATED DEFICIT - Beginning                                        (685,879)
                                                                      ---------

ACCUMULATED DEFICIT - Ending                                          $(830,506)
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                                                      SIGMA SOUND SERVICES, INC.

                                                        STATEMENTS OF CASH FLOWS

                                            For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                                                    $(144,627)
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation                                         $  39,427
    Decrease in accounts receivable                         18,833
    Increase in accounts payable                             3,477
    Increase in accrued expenses                             7,936
                                                         ---------


       TOTAL ADJUSTMENTS                                                        69,673
                                                                             ---------


   NET CASH USED IN OPERATING
    ACTIVITIES                                                                 (74,954)


CASH FLOWS USED IN INVESTING ACTIVITIES
  Acquisitions of property and equipment                                       (18,104)



CASH FLOWS FROM FINANCING ACTIVITIES
  Contributed capital                                                           89,049
                                                                             ---------


   NET DECREASE IN CASH                                                         (4,009)

CASH - Beginning                                                                 5,409
                                                                             ---------

CASH - Ending                                                                $   1,400
                                                                             =========


   The accompanying notes are an integral part of these financial statements.

                                                      SIGMA SOUND SERVICES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Policies

       Description of the Business

       Sigma Sound Services, Inc. (the "Company") was incorporated in the Commonwealth of Pennsylvania on September 24, 1991 for the purpose of providing studio space and technology for the recording of audio media for the music, movie and commercial advertising industries. The Company generates substantially all of its revenues from this activity.

       Revenue Recognition

       Operating revenue is recorded on the date of each recording session.

       Accounts Receivable

       Accounts receivable has been adjusted for all known uncollectible accounts. As such allowance for doubtful has not been recorded.

       Property and Equipment

       Property and equipment is stated at cost. Maintenance and repairs are charged to expense as incurred; cost of major additions and betterments are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and resulting gain or loss is reflected in income.

       Depreciation and Amortization

       Depreciation is provided for using the straight-line method over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the estimated useful lives of the assets or the length of the related leases.

       Income Taxes

       The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an "S" corporation. In lieu of corporate income taxes, the shareholders of an "S" corporation are taxed on their proportionate share of the corporation's taxable income.

       Cash and Cash Equivalents

       For the purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

       Advertising Costs

       Advertising costs are expensed as incurred. Advertising expense for the year ended December 31, 1999 was $6,678.

                                                      SIGMA SOUND SERVICES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Policies, continued

       Use of Estimates in the Financial Statements

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - Property and Equipment

      Property and equipment at December 31, 1999 consists of the following:

                                                                             Estimated
                                                          1999              Useful Lives
                                                          ----              ------------
     Recording equipment                               $ 730,745                5 years
     Furniture and fixtures                               40,187                7 years
     Computer and office equipment                        30,808                5 years
     Leasehold improvements                               77,467            31-39 years
                                                       ---------
                                                         879,207
     Less:  accumulated depreciation                    (774,607)
                                                       ---------

          Property and Equipment, Net                  $ 104,600
                                                       =========

       Depreciation and amortization expense for the year ended December 31, 1999 was $39,427.


NOTE 3 - Contingencies

      Litigation

      The Company is involved in litigation through the normal course of business. The Company believes that the resolution of these matters will not have a material adverse effect on the financial position or results of operations of the company.


NOTE 4 - Related Party Transactions

       The Company rents its office space from the Company's principal stockholder and chief executive officer (CEO) on a month to month basis. The rent expense for the year ended December 31, 1999 was approximately $76,000.

                                                      SIGMA SOUND SERVICES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


NOTE 4 - Related Party Transactions, continued

       During 1999 the CEO forgave cumulative advances of approximately $89,000. Accordingly, the company recorded the forgiveness as an increment to additional paid in capital.


NOTE 5 - Subsequent Event

      On January 18, 2000, Select Media Communications Inc., a publicly traded entity on the NASDAQ OTC Bulletin Board, purchased all of the issued and outstanding common stock of the Company for $1,000,000.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS




The following unaudited proforma combined balance sheet as of December 31, 1999, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1999, are based on the historical financial statements of Selected Media Communications, Inc. and Sigma sound Services, Inc. and give effect to the proforma adjustments described herein as though the acquisition of Sigma Sound Services, Inc. dated January 18, 2000 had been consummated at December 31, 1999 for the unaudited combined balance sheet, and at January 1, 1999 for the unaudited combined statements of operations.

The unaudited pro forma combined financial statements should be read in conjunction with the notes thereto and with the historical financial statements of Select Media Communications, Inc., as filed in its annual report on Form 10-K and previously filed Form 10-Q and the historical financial statements of Sigma Sound Services, Inc. included elsewhere herein. The unaudited pro forma combined financial statements are not necessarily indicative of the Company's combined financial position or results of operations that would have been achieved had the acquisition been consummated at December 31, 1999 for the unaudited combined balance sheet, and at January 1, 1999 for the unaudited combined statements of operations.

Under the terms of a purchase agreement dated January 1, 2000 Select Media Communications, Inc. purchased all of the issued and outstanding common stock of Sigma Sound Services, Inc. The transaction was accounted for under the purchase method of accounting.

                                             SELECTED MEDIA COMMUNICATIONS, INC.

                                                 PROFORMA COMBINED BALANCE SHEET

                                                   December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                             Pro forma            Pro forma
                                                                               Debit                Credit         Pro forma
                                    Select               Sigma              Adjustments           Adjustments      Combined
                                 -----------------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash                            $        344        $     1,400 (a)      $    200,000 (b)       $  (200,000)      $      1,744
 Accounts receivable                  365,200             34,517                    --                    --            399,717
 Prepaid expenses and other            64,507                 --                    --                    --             64,507
 Due from stockholder                 166,000                 --                    -- (a)          (166,000)                --
                                 ------------       ------------          ------------          ------------       ------------

    Total Current Assets              596,051             35,917               200,000              (366,000)           465,968
                                 ------------       ------------          ------------          ------------       ------------

PROPERTY AND EQUIPMENT,
 Net                                  539,235            104,600                    --                    --            643,835
 Reorganization value , net         1,873,854                 --                    --                    --          1,873,854
 Investment in subsidiary                  --                 -- (b)         1,000,000 (c)        (1,000,000)                --
 Deposit on acquisition               400,000                 --                    -- (b)          (400,000)                --
 Intangible asset, net                     --                 -- (c)           964,504 (d)          (321,500)           643,004
                                 ------------       ------------          ------------          ------------       ------------

    Total Assets                 $  3,409,140       $    140,517          $  2,164,504          $ (2,087,500)      $  3,626,661
                                 ============       ============          ============          ============       ============

CURRENT LIABILITIES
 Accounts payable                $  1,315,977       $     58,685          $         --          $         --       $  1,374,662
 Accrued expenses                   2,194,656             46,336                    -- (e)            40,000          2,280,992
 Notes payable                        567,500                 --                    --                    --            567,500
 Due to stockholder                        --                 --                    -- (a)            34,000             34,000
 Current maturities of long
  term debt                                --                 --                    -- (b)           200,000            200,000
 Current portion of capital
  lease obligation                     55,490                 --                    --                    --             55,490
 Reorganization liabilities,
  current portion                     100,000                 --                    --                    --            100,000
                                 ------------       ------------          ------------          ------------       ------------

    Total Current Liabilities       4,233,623            105,021                    --               274,000          4,612,644

Long term debt                             --                 --                    -- (b)           200,000            200,000
Capital lease obligation              120,224                 --                    --                    --            120,224
Reorganization liabilities          1,479,969                 --                    --                    --          1,479,969
                                 ------------       ------------          ------------          ------------       ------------

    TOTAL LIABILITIES               5,833,816            105,021                    --               474,000          6,412,837
                                 ------------       ------------          ------------          ------------       ------------

STOCKHOLDERS' DEFICIT
 Common stock                           9,608              1,000 (c)            (1,000)                   --              9,608
 Additional paid in capital         7,313,262            865,002 (c)          (865,002)                   --          7,313,262
 Accumulated deficit               (9,747,546)          (830,506)(d)&(e)      (361,500)(c)           830,506        (10,109,046)
                                 ------------       ------------          ------------          ------------       ------------

    TOTAL STOCKHOLDERS'
     DEFICIT                       (2,424,676)            35,496            (1,227,502)              830,506         (2,786,176)
                                 ------------       ------------          ------------          ------------       ------------

    TOTAL LIABILITIES AND
     STOCKHOLDERS' DEFICIT       $  3,409,140       $    140,517          $ (1,227,502)         $  1,304,506       $  3,626,661
                                 ============       ============          ============          ============       ============

                                             SELECTED MEDIA COMMUNICATIONS, INC.

                                       PROFORMA COMBINED STATEMENT OF OPERATIONS

                                                   December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                                     Pro forma       Pro forma
                                                                                       Debit           Credit           Pro forma
                                                Select               Sigma          Adjustments       Adjustments        Combined
                                                ------               -----          -----------       -----------        --------
SALES                                         $ 2,310,002          $ 502,791          $      --          $   --         $ 2,812,793

COST OF SALES                                   1,294,890            210,198                 --              --           1,505,088
                                              -----------          ---------          ---------          ------         -----------

    GROSS PROFIT                                1,015,112            292,593                 --              --           1,307,705
                                              -----------          ---------          ---------          ------         -----------

SELLING, GENERAL AND
 ADMINISTRATIVE
  Stock-based compensation                        881,470                 --                 --              --             881,470
  Selling, general and administrative
   Expenses                                     4,646,804            479,069 (d)        321,500              --           5,447,373
                                              -----------          ---------          ---------          ------         -----------

    TOTAL SELLING, GENERAL
     AND ADMINISTRATIVE
     EXPENSES                                   5,528,274            479,069            321,500              --           6,328,843
                                              -----------          ---------          ---------          ------         -----------

    OPERATING LOSS                             (4,513,162)          (186,476)          (321,500)             --          (5,021,138)

OTHER EXPENSE
 Other income                                      32,476             41,850                 --              --              74,326
 Loss on capital improvement
  receivable                                     (557,303)                --                 --              --            (557,303)
 Interest expense                                (357,793)                -- (e)        (40,000)             --            (397,793)
                                              -----------          ---------          ---------          ------         -----------

    Total Other Expense                          (882,620)            41,850            (40,000)             --            (880,770)
                                              -----------          ---------          ---------          ------         -----------

        NET LOSS                              $(5,395,782)         $(144,626)         $(361,500)         $   --         $(5,901,908)
                                              ===========          =========          =========          ======         ===========

                                               SELECT MEDIA COMMUNICATIONS, INC.

                                        NOTES TO PROFORMA CONDENSED CONSOLIDATED
                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(a) To record the receipt of $200,000 from a stockholder of the Company for the purpose of acquiring the common stock of Sigma.

(b) To record the acquisition of all of the issued and outstanding common stock of Sigma for $1,000,000 with $400,000 paid at the signing of the Agreement, $200,000 paid at closing and a $400,000 10% secured noted due in two installments of $200,000 plus accrued interest on June 30, 2000 and January 3, 2001.

(c) To record the allocation of the excess of the purchase price over the estimated fair value of the net assets acquired.

(d)   To record the amortization of goodwill over 3 years.

(e)   To record the accrual of interest on the 10% secured note.